UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 7, 2012

CROSSTEX ENERGY, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50067	16-1616605
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On May 7, 2012, Crosstex Energy Services, L.P. (the “Buyer”), a wholly-owned subsidiary of Crosstex Energy, L.P. (the “Registrant”), entered into a Stock Purchase and Sale Agreement (the “Acquisition Agreement”) with Energy Equity Partners, L.P. (the “Seller”), certain of the limited partners of the Seller (the “Individual Owners”), Clearfield Energy, Inc. (“Clearfield Energy”) and Clearfield Energy’s wholly-owned subsidiaries, Clearfield Holdings, Inc., West Virginia Oil Gathering Corporation, Appalachian Oil Purchasers, Inc., Kentucky Oil Gathering Corporation, Ohio Oil Gathering Corporation II, Ohio Oil Gathering Corporation III, OOGC Disposal Company I, M&B Gas Services, Inc., Clearfield Ohio Holdings, Inc., Pike Natural Gas Company, Eastern Natural Gas Company and Southeastern Natural Gas Company (collectively with Clearfield Energy, “Clearfield”).  Pursuant to the terms of the Acquisition Agreement, the Buyer agreed to acquire from the Seller all of the issued and outstanding common stock of Clearfield Energy (the “Clearfield Acquisition”) for aggregate consideration of approximately $210 million in cash at closing, subject to certain adjustments.  Clearfield is a crude oil, condensate and water services company with operations in Ohio, Kentucky and West Virginia.

The closing of the Clearfield Acquisition is subject to the satisfaction of a number of conditions, including, but not limited to, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.  Subject to the satisfaction of the conditions in the Acquisition Agreement, the Registrant anticipates that closing of the transaction will occur in the third quarter of 2012.  The Registrant expects to finance the Clearfield Acquisition with a combination of debt and equity financing.

The Acquisition Agreement contains customary representations and warranties, covenants and closing conditions.  Pursuant to the Acquisition Agreement and subject to specified limitations described therein, the Seller and the Individual Owners agreed to indemnify the Buyer, its Affiliates (as defined in the Acquisition Agreement) and their respective directors, managers, partners, officers, agents, employees, successors and assigns against certain losses resulting from any breach of any representations, warranties and covenants of the Seller contained in the Acquisition Agreement, and for certain other matters.  The Buyer has agreed to indemnify the Seller, its Affiliates (as defined in the Acquisition Agreement) and their respective directors, managers, partners, officers, agents, employees, successors and assigns against certain losses resulting from any breach of any representations, warranties and covenants of the Buyer contained in the Acquisition Agreement and, subject to certain limitations, the operation and ownership of Clearfield and damages relating thereto.  The Acquisition Agreement obligates the Sellers to provide a letter of credit to the Buyer as security for certain purchase price adjustments and indemnification obligations of the Seller and the Individual Owners.

The description of the Acquisition Agreement set forth above is qualified in its entirety by reference to the Acquisition Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on 8-K (this “Current Report”), which is incorporated herein by reference.

Item 7.01.                                          Regulation FD Disclosure.

On May 8, 2012, the Registrant issued a press release (the “Press Release”) announcing that it had agreed to acquire Clearfield. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report and will be published on the Registrant’s website at www.crosstexenergy.com.

On May 8, 2012, the Registrant is hosting a telephone conference during which members of management will discuss the Clearfield Acquisition. A copy of the presentation materials to be used in connection with the telephone conference will be published on its website, www.crosstexenergy.com, under “Investors — Crosstex Energy, L.P. — Presentations.”

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and Exhibit 99.1 are deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01.                                          Financial Statements and Exhibits.

(d)           Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in Exhibit 99.1 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION

2.1	—

Stock Purchase and Sale Agreement, dated as of May 7, 2012, by and among Energy Equity Partners, L.P., the Individual Owners (as defined therein), Clearfield Energy, Inc., Clearfield Holdings, Inc., West Virginia Oil Gathering Corporation, Appalachian Oil Purchasers, Inc., Kentucky Oil Gathering Corporation, Ohio Oil Gathering Corporation II, Ohio Oil Gathering Corporation III, OOGC Disposal Company I, M&B Gas Services, Inc., Clearfield Ohio Holdings, Inc., Pike Natural Gas Company, Eastern Natural Gas Company, Southeastern Natural Gas Company and Crosstex Energy Services, L.P.*

99.1	—	Press Release dated May 8, 2012.

*  Pursuant to Item 601(b)(2) of Regulation S-K, the Registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, L.P.

By: Crosstex Energy GP, LLC, its General Partner

Date: May 8, 2012	By:	/s/ Michael J. Garberding
Michael J. Garberding
Senior Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

2.1	—

Stock Purchase and Sale Agreement, dated as of May 7, 2012, by and among Energy Equity Partners, L.P., the Individual Owners (as defined therein), Clearfield Energy, Inc., Clearfield Holdings, Inc., West Virginia Oil Gathering Corporation, Appalachian Oil Purchasers, Inc., Kentucky Oil Gathering Corporation, Ohio Oil Gathering Corporation II, Ohio Oil Gathering Corporation III, OOGC Disposal Company I, M&B Gas Services, Inc., Clearfield Ohio Holdings, Inc., Pike Natural Gas Company, Eastern Natural Gas Company, Southeastern Natural Gas Company and Crosstex Energy Services, L.P.*

99.1	—	Press Release dated May 8, 2012.

*  Pursuant to Item 601(b)(2) of Regulation S-K, the Registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.